Annual
Report

                                    [GRAPHIC
                                    OMITTED]

                                 MARCH 31, 2003


TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]

MARK MOBIUS
PRESIDENT AND CHIEF EXECUTIVE OFFICER - INVESTMENT MANAGEMENT
TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

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YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON RUSSIA AND EAST EUROPEAN
FUND (FORMERLY TEMPLETON RUSSIA FUND) SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN INVESTMENTS THAT ARE TIED ECONOMICALLY TO RUSSIA OR EAST EUROPEAN COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Russia and East European Fund covers the fiscal year ended March 31, 2003. Russia's economy grew 4.3% in 2002, compared with 5.0% in 2001./1/ Although growth slowed, the country still maintained a higher growth rate than many developed countries, which, if continued, we believe could support Russian financial market growth. At the end of 2002, independent credit rating agencies Standard & Poor's and Moody's Investors Service raised the nation's credit ratings. Russia's economic recovery and relatively stable political environment seemed to allow the country to improve its fiscal position, industrial productivity, current account and trade balance. Foreign investment jumped 38.7% from 2001, to US$19.8 billion in 2002./2/

Russia continued to negotiate its accession into the World Trade Organization
(WTO) during the Fund's fiscal year. The


CONTENTS


Shareholder Letter .........  1

Performance Summary ........  5

Important Notice
to Shareholders ............  6

Financial Highlights &
Statement of Investments ... 11

Financial Statements ....... 14

Notes to
Financial Statements ....... 17

Independent
Auditors' Report ........... 21

Tax Designation ............ 22

Board Members
and Officers ............... 27





                                    [GRAPHIC
                                    OMITTED]
                                  FUND CATEGORY
        EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:
                                  FUND CATEGORY
                                     Global
                                     Growth
                                 Growth & Income
                                     Income
                                Tax-Free Income

1. Source: Global News Wire - Asia Africa Intelligence Wire, PUTIN'S AIDE SAYS STRONG ROUBLE BAD FOR RUSSIAN ECONOMY, 3/25/03.

2. Source: What the Papers Say (Russia), RUSSIA INVESTS ABROAD MORE THAN IT RECEIVES FROM ABROAD, 3/23/03.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.

WHAT ARE CURRENT ACCOUNT AND TRADE BALANCE?

A CURRENT ACCOUNT IS THAT PART OF THE BALANCE OF PAYMENTS WHERE ALL OF ONE COUNTRY'S INTERNATIONAL TRANSACTIONS IN GOODS AND SERVICES ARE RECORDED. A TRADE BALANCE (OR BALANCE OF TRADE) IS MADE UP OF TRANSACTIONS IN MERCHANDISE AND OTHER MOVABLE GOODS AND IS ONLY ONE FACTOR OF THE LARGER CURRENT ACCOUNT.


WHAT IS BALANCE OF PAYMENTS?

BALANCE OF PAYMENTS IS A RECORD OF ALL OF A COUNTRY'S EXPORTS AND IMPORTS OF GOODS AND SERVICES, BORROWING AND LENDING WITH THE REST OF THE WORLD DURING A PARTICULAR TIME PERIOD. IT HELPS A COUNTRY EVALUATE ITS COMPETITIVE STRENGTHS AND WEAKNESSES AND FORECAST THE STRENGTH OF ITS CURRENCY.



nation announced that it would open its telecommunications sector to foreign competition several years after it joins the WTO. However, Russia's opposition to U.S. efforts to use military action against Iraq became an increasingly dominant concern as war looked more likely and then began in mid-March. In our opinion, if Russia's relations with the U.S. deteriorate, it could undermine U.S. support for Russia's entry into the WTO and U.S. investment in Russia.

Stock market volatility characterized the first half of the Fund's fiscal year, with the Russian equity market performing well in the first few months and then heading lower before stabilizing somewhat in the second half. Rising oil prices and uncertainty ahead of the war in Iraq led to some gains. However, oil prices fell as the war began, pushing stock prices down. The Morgan Stanley Capital International (MSCI) Russia Index returned -4.16% in U.S. dollar terms for the 12-month period./3/

Within this environment, as of March 31, 2003, Templeton Russia and East European Fund posted one-year cumulative total returns of -23.87% in market-price terms and +2.87% based on change in net asset value, as shown in the Performance Summary on page 5. In our opinion, the Fund's performance based on market price partly reflected investor uncertainty regarding equity market conditions and the economic impact of strained U.S.-Russia relations.

During the year under review, the Fund's Russian exposure increased as we continued our search for value stocks. New investments included leading telecommunications operators Sibirtelecom and VolgaTelecom. We think these companies may benefit if deregulation in the telecommunications sector


3. Source: Standard & Poor's Micropal. The unmanaged MSCI Russia Index is market capitalization-weighted and measures the total returns of equity securities in Russia. Market return is measured in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

continues. Additionally, we initiated a position in GAZ Auto Plant, Russia's second-largest auto producer, and purchased more shares in JSC Mining and Smelting Co. Norilsk Nickel, one of the world's largest precious metals companies. Sales included some shares of Tatneft and Unified Energy Systems, and all of Permenergo.

Geographically, our exposure to Russia, Croatia and Hungary accounted for 89.4%, 3.6% and 2.6%, respectively, of the Fund's total net assets at period-end. On March 31, 2003, the portfolio's top three sectors were oil & gas, banks and diversified telecommunication services. Within the Fund's top 10 holdings, JSC Mining and Smelting Co. Norilsk Nickel and VolgaTelecom replaced Tatneft and Pliva.

Looking forward, we believe political ramifications from President Vladimir Putin's strident opposition to the Iraq war may hinder relations with the U.S. Additionally, in our view, Russia's economy could likely be affected by higher risks of lower oil prices. Thus, we believe the government is rightly concerned about diversifying the economy away from the commodity sector. Longer-term, we believe President Putin will work toward implementing key economic and social reforms, which could support the economy. As such, we will position our portfolio accordingly and continue searching for stocks trading at what we believe are attractive valuations.

Investing in any emerging markets, including Russia and eastern Europe, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Portfolio Breakdown
Based on Total Net Assets 3/31/03

Oil & Gas .............................................. 21.5%
Banks .................................................. 14.2%
Diversified Telecommunication Services ................. 13.5%
Electric Utilities ..................................... 11.0%
Metals & Mining ........................................ 10.4%
Pharmaceuticals ........................................  6.2%
Wireless  Telecommunication Services ...................  4.1%
Communications Equipment ...............................  4.1%
Multiline Retail .......................................  3.4%
Machinery ..............................................  2.2%
Automobiles ............................................  1.2%
Fixed Income Securities ................................  3.8%
Short-Term Investments &
Other Net Assets .......................................  4.4%

TOP 10 EQUITY HOLDINGS
3/31/03

COMPANY                   % OF TOTAL
SECTOR/INDUSTRY           NET ASSETS
------------------------------------

Sberbank RF                    14.2%
BANKS

Surgutneftegaz                  6.4%
OIL & GAS

YUKOS                           6.4%
OIL & GAS

Mosenergo, ADR & GDR            6.0%
ELECTRIC UTILITIES

VolgaTelecom, ord. & ADR        5.7%
DIVERSIFIED TELECOMMUNICATION
SERVICES

JSC Mining and Smelting
Co. Norilsk Nickel              5.1%
METALS & MINING

Unified Energy Systems          5.0%
ELECTRIC UTILITIES

Cherepovets Mk Severstal        4.8%
METALS & MINING

Lukoil Holdings, ADR            4.6%
OIL & GAS

Vimpel
Communications, ADR             4.1%
WIRELESS TELECOMMUNICATION
SERVICES



settling portfolio transactions, risk of loss arising from an underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the economic system of certain countries. Also, as a non-diversified investment company investing in Russia and eastern Europe, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities.

Thank you for investing in Templeton Russia and East European Fund. We welcome your comments and look forward to serving you.

Sincerely,

/S/ MARK MOBIUS
Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Russia and East European Fund, Inc.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------
4

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         3/31/03   3/31/02
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.52         $22.11    $21.59
Market Price (NYSE)            -$6.56         $20.54    $27.10
DISTRIBUTIONS (4/1/02-3/31/03)
Short-Term Capital Gain        $0.0968

PERFORMANCE

                                                        INCEPTION
                                   1-YEAR    5-YEAR     (6/15/95)/2/,/3/
---------------------------------------------------------------------
Cumulative Total Return/1/
  Based on change in NAV            +2.87%    -6.28%     +103.79%
  Based on change in market price  -23.87%   -33.43%      +94.18%/4/
Average Annual Total Return/1/
  Based on change in NAV            +2.87%    -1.29%       +9.57%
  Based on change in market price  -23.87%    -7.82%       +9.19%/4/

For more current performance, call Franklin Templeton Investments at 1-800/342-5236.


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. From 10/1/95 through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.

3. Commencement of Fund operations.

4. Since 9/13/95, commencement of trading on New York Stock Exchange, Inc.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and social and political developments of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian and East European securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian and East European economic systems, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in Russia and East European countries. Also, as a non-diversified company investing in Russia and East European countries, the fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

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CHANGE OF NAME AND INVESTMENT POLICIES. The U.S. Securities and Exchange
Commission adopted Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), generally requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with requirements of the Names Rule, in April 2002, shareholders approved: (1) effective July 31, 2002, changing the Fund's current investment policy so that the Fund will be required to invest, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries and (2) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name, effective July 31, 2002, to TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC. Shareholders also approved an amendment to the Fund's investment restrictions providing that the Fund shall not invest more than 25% of its assets in a particular industry.

The Fund's investment goal is long-term capital appreciation. As approved by shareholders, effective July 31, 2002, to achieve its goal, the Fund will invest, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries (individually a "Regional Country" and collectively, the "Regional Countries"). The Fund's 80% investment policy is non-fundamental, which means the Fund may change the policy without shareholder approval. The Fund, however, will provide shareholders with at least 60 days' prior notice of any change in its policy to invest at least 80% of the value of its net assets in investments that are tied economically to the Regional Countries.

The Investment Manager currently expects to continue its focus on investments in Russia to the extent that it believes attractive investment opportunities in Russia are available. The amount of the Fund's assets that may be invested at any one time in any one Regional Country will vary depending on market conditions and the Investment Manager's assessment of available investments. The Fund seeks to achieve its investment goal by investing primarily in "Regional Country Issuers." Regional Country Issuers are legal entities: (i) that are organized under the laws of or have a principal office and domicile in, a Regional Country; or (ii) for which the principal equity securities trading market is in a Regional Country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a Regional Country, or have at least 50% of their assets situated in a Regional Country; or (iv) that are Regional Country governmental entities that are authorized to issue or guarantee debt securities or other similar obligations.

Apart from the breadth of country coverage, the definition of Regional
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Country Issuers and the criteria that would apply to them is almost identical to the definition of "Russia Companies," except the definition of Regional Country Issuers includes governmental entities that are authorized to issue or guarantee debt securities or other similar obligations ("Sovereign Debt"). The Fund has always been permitted to invest up to 20% of its total assets in Sovereign Debt, but including Sovereign Debt within the definition of Regional Country Issuer permits the Fund to modestly increase this percentage in accordance with permissible limits under the 80% investment policy. However, the Investment Manager intends to invest in Sovereign Debt only to the extent that it believes such investments could offer the potential for capital appreciation.

For purposes of the Fund's 80% investment policy, the Regional Countries currently include: Albania, the Republic of Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, the Slovak Republic, Slovenia and Ukraine, and any other country in the same geographic region that may be approved by the Board of Directors in the future for investment by the Fund. Any future country or countries (or other political entity) formed by combination or division of one or more of the Regional Countries shall be deemed to be included within the term "Regional Countries." The Regional Countries include nations that may not currently have established securities trading markets or adequate custody arrangements for the safekeeping of the Fund's assets. Until such time as the Fund's custodian establishes a relationship with a sub-custodian in a Regional Country, or until mandatory securities depository arrangements are established and other applicable legal and regulatory requirements are met in that Regional Country, the Fund will not maintain assets in such Regional Country. In addition, the Fund currently expects to continue its focus on investments in Russia to the extent that the Invest-ment Manager believes attractive investment opportunities in Russia are available. The amount of the Fund's assets that may be invested at any one time in any one Regional Country will vary depending on market conditions and the Investment Manager's assessment of available investments.

The Fund currently is permitted to invest in companies, which, while falling within the definition of a Russia Company, have characteristics and business relationships common to companies in countries other than Russia. This policy did not change when the 80% investment policy was approved, except that the Fund is now permitted to invest in companies which, while falling within the definition of a Regional Country Issuer, have characteristics and business relationships common to companies in countries other than the Regional Countries. Accordingly, the Fund is permitted to invest in companies organized and located in countries other than the Regional Countries, including companies having their entire production facilities outside of the Regional Countries, when securities of such companies meet one or more elements of the Fund's definition of a Regional Country Issuer, and, thus, can be viewed as dependent upon the economy of one or more Regional Countries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund may also invest up to 20% of the value of its net assets in issuers located in countries other than Regional Countries. Such countries include, but are not limited to: Armenia, Austria, Azerbaijan, Cyprus, Georgia, Greece, Kazakhstan, Kyrgyzstan, Malta, Tajikistan, Turkey, Turkmenistan and Uzbekistan.

The Fund is permitted to invest a greater percentage of its assets in a wider range of investments in a larger number of countries, as a result of expanding its investment criteria from investments principally in Russia Companies, to investments in Regional Country Issuers. Of course, the Fund already could invest up to 35% of its total assets in the securities of companies that are located, or traded, in certain Regional Countries and therefore, already was subject, albeit to a much lesser degree, to many of the risk factors inherent to investment in the Regional Countries.

Regional Countries are in varying stages of transition towards market-oriented economies based on private and entrepreneurial initiatives, multiparty democracies, pluralism and market economies. These countries shared the extremely volatile market performance in the past decade. In 1998 in Russia, for example, a number of substantial companies failed over a very short period of time. Stocks of other major companies lost considerable market value, although many have since recovered. A new crisis can occur in any Regional Country at any time. A substantial portion of the economic growth, if any, of Regional Countries is attributable to their exporting industries rather than domestic consumption; therefore, the Regional Countries are also highly susceptible to economic downturns in West European countries and the U.S., which are substantial consumers of their exported products.

Regional Country markets continue to be relatively volatile, and the Fund's investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Furthermore, as a non-diversified fund, the Fund is permitted to invest in a relatively small number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. Investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. In late 2001, the Regional Country markets generally experienced a slowdown in line with other global economies. The economies of the various Regional Countries are expected to remain slow, given the slowdown in the major European Union economies. Additionally, there is no guarantee that investment by the Fund in Regional Country Issuers will result in similar or even higher rates of return than the Fund's prior investment focus on Russia Companies.

There are also individual exceptions within Regional Countries from a risk perspective. For example, while Belarus and Moldova are geographi-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
cally in the same region, their economies are significantly less developed than those of other Regional Countries.

Investing in any emerging market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in securities markets in the U.S. The specific nature of such risks may vary according to the Regional Country in which investments are made. However, many of these risks closely parallel the risks to which the Fund already was subject by virtue of its investment focus on Russia. In addition, certain markets may be relatively illiquid and unforeseen changes in economic conditions may occur. Since the Fund is permitted to expand its investments to include a broader array of issuers in Regional Countries, rather than being limited mainly to investments tied to Russia, the Fund may increase its investments in a number of markets which may be considerably less developed than those of the U.S., Europe, or even Russia. Less developed markets involve higher levels of risk. In addition, many companies in countries with developing markets generally do not have operating histories of significant duration. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.

Moreover, under the 80% investment policy, the Fund is permitted to invest up to 100% of its total assets in issuers tied to a single country within its expanded investment universe. Focusing on issuers tied to a single country exposes the Fund to increased currency, political, regulatory and other risks. In such an event, market swings in an individual country's market in which the Fund may be heavily, if not exclusively, invested, will be likely to have a greater effect on Fund performance. However, the Fund has no present intention to invest up to 100% of its assets in a single country, although the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available.

Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. The specific nature of such risks may vary according to the Regional Country in which investments are made. However, many of these risks closely parallel the risks to which the Fund already was subject by virtue of its investment focus on Russia. These risks include, among others: (1) the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss; (2) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (3) greater social, economic and political uncertainty (including regional conflict and the risk of war); (4) transitional forms of government; (5) delays in settling portfolio transactions and risk of loss aris-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ing out of the system of share registration and custody used in certain Regional Countries; (6) risks in connection with the maintenance of Fund portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund; (7) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (8) pervasiveness of public corruption and crime in the economic systems of certain Regional Countries; (9) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which the Fund may invest; (10) currency exchange rate volatility and the lack of available currency hedging instruments; (11) the use of derivative instruments, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon; (12) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (13) the risk that, by possibly investing significantly in certain multi-industry sectors, the Fund may be affected more by any single economic, political or regulatory development relating to a specific sector;
(14) the financial condition of Regional Country Issuers, including any debt amounts and the fact that such issuers may be smaller, less seasoned and newly organized; (15) the risk that dividends may be withheld at the source; (16) dependency on exports and the corresponding importance of international trade;
(17) the difference in, or lack of, disclosure, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Regional Countries; (18) the risk that the tax systems of the Regional Countries may not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; (19) the fact that statistical information regarding the economy of Regional Countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (20) less extensive regulation of the securities markets than in more developed countries;
(21) markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets; (22) the risks associated with the difficulties that may occur in pricing the Fund's portfolio securities;
(23) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; and (24) the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Highlights


                                                                        YEAR ENDED MARCH 31,
                                                            --------------------------------------------------
                                                                2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $21.60    $13.40     $20.48     $9.60    $28.02
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income (loss)/a/..........................      (.07)      .05       (.03)      .15       .27
 Net realized and unrealized gains (losses) ..............       .68      8.23      (7.05)    11.11    (15.98)
                                                            --------------------------------------------------
Total from investment operations .........................       .61      8.28      (7.08)    11.26    (15.71)
                                                            --------------------------------------------------
Capital share repurchases ................................        --       .01        .02        --        --
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ...................................        --      (.09)      (.02)     (.38)     (.02)
 Net realized gains ......................................      (.10)       --         --        --     (2.69)
                                                            --------------------------------------------------
Total distributions ......................................      (.10)     (.09)      (.02)     (.38)    (2.71)
                                                            --------------------------------------------------
Net asset value, end of year .............................    $22.11    $21.60     $13.40    $20.48     $9.60
                                                            --------------------------------------------------
Market value, end of year/b/..............................   $20.540   $27.100    $11.080   $18.750   $11.375
                                                            ==================================================
Total return (based on market value per share)/c/.........  (23.87)%   145.77%   (40.83)%    68.96%  (63.68)%
                                                            ==================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $118,724  $115,943    $72,103  $110,974   $51,940
Ratios to average net assets:
 Expenses ................................................     2.02%     2.07%      2.05%     2.16%     2.14%
 Net investment income (loss) ............................    (.33)%      .30%     (.17)%     1.16%     2.17%
Portfolio turnover rate ..................................     7.85%    70.05%     63.77%    60.18%    13.32%

a Based on average weighted shares outstanding effective year ended March 31,
 2000.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year. See notes to financial statements.

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003



                                                                            COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 91.8%
     AUTOMOBILES 1.2%
    aGAZ Auto Plant ....................................................     Russia       64,140  $ 1,154,520
    aSeverstal Auto JSC ................................................     Russia       90,360      271,080
                                                                                                  -----------
                                                                                                    1,425,600
                                                                                                  -----------
     BANKS 14.2%
     Sberbank RF .......................................................     Russia       82,401   16,892,205
                                                                                                  -----------
     COMMUNICATIONS EQUIPMENT 4.1%
     Yuzhnaya Telecommunication Co. ....................................     Russia   63,812,635    4,907,192
                                                                                                  -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 13.5%
    aGolden Telecom Inc. ...............................................     Russia      116,500    1,735,850
     Rostelecom, ADR ...................................................     Russia      256,460    2,041,422
     Sibirtelecom ......................................................     Russia  127,856,180    3,337,046
     Uralsvyazinform ...................................................     Russia  138,340,000    2,199,606
     VolgaTelecom ......................................................     Russia    3,685,789    5,565,541
    aVolgaTelecom, ADR .................................................     Russia      407,000    1,150,267
                                                                                                  -----------
                                                                                                   16,029,732
                                                                                                  -----------
     ELECTRIC UTILITIES 11.0%
     Mosenergo, ADR ....................................................     Russia      652,740    3,100,515
     Mosenergo, GDR ....................................................     Russia      811,075    4,018,104
     Unified Energy Systems ............................................     Russia   45,338,729    5,925,772
                                                                                                  -----------
                                                                                                   13,044,391
                                                                                                  -----------
     MACHINERY 2.2%
    aUnited Heavy Machinery Uralmash-Izhora Grp. .......................     Russia      445,000    2,625,500
                                                                                                  -----------
     METALS & MINING 10.4%
    aChelyabinsk Pipe Works ............................................     Russia    3,180,000      440,430
    aCherepovets Mk Severstal ..........................................     Russia      100,400    5,747,900
     JSC Mining and Smelting Co. Norilsk Nickel ........................     Russia      252,329    6,055,896
    aSeverstal Resource ................................................     Russia       90,360       45,180
                                                                                                  -----------
                                                                                                   12,289,406
                                                                                                  -----------
     MULTILINE RETAIL 3.4%
     GUM Trade House ...................................................     Russia    1,274,120    1,949,404
    aGUM Trade House, ADR ..............................................     Russia      667,094    2,041,308
                                                                                                  -----------
                                                                                                    3,990,712
                                                                                                  -----------
     OIL & GAS 21.5%
     Lukoil Holdings, ADR ..............................................     Russia       98,725    5,449,620
     Surgutneftegaz ....................................................     Russia   26,127,000    7,642,147
     Tatneft ...........................................................     Russia    5,630,300    4,757,603
     YUKOS .............................................................     Russia      774,490    7,613,237
                                                                                                  -----------
                                                                                                   25,462,607
                                                                                                  -----------

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (CONT.)



                                                                            COUNTRY     SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PHARMACEUTICALS 6.2%
     Egis Rt. ..........................................................     Hungary      98,317 $  3,061,355
     Pliva D D, GDR, Reg S .............................................     Croatia     376,000    4,331,520
                                                                                                 ------------
                                                                                                    7,392,875
                                                                                                 ------------
     WIRELESS TELECOMMUNICATION SERVICES 4.1%
    aVimpel Communications, ADR ........................................     Russia      142,740    4,924,530
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $67,966,840)                                                       108,984,750
                                                                                                 ------------

                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                      ---------
     BONDS (COST $4,492,946) 3.8%
     Federation of Russia, Reg S, 11.75%, 6/10/03 ......................     Russia   $4,500,000    4,567,936
                                                                                                 ------------


                                                                                       SHARES
                                                                                       ------
     SHORT TERM INVESTMENTS (COST $5,183,515) 4.4%
    bFranklin Institutional Fiduciary Trust Money Market Portfolio ..... United States 5,183,515    5,183,515
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $77,643,301) 100.0% .......................                          118,736,201
     OTHER ASSETS, LESS LIABILITIES ....................................                              (12,020)
                                                                                                 ------------
     NET ASSETS 100.0% .................................................                         $118,724,181
                                                                                                 ============



      aNon-income producing.
      bSee Note 7 regarding investments in the Franklin Institutional Fiduciary
       Trust Money Market Portfolio.

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003


Assets:
 Investments in securities:
  Cost ......................................................................................    $ 77,643,301
                                                                                                 =============
  Value .....................................................................................     118,736,201
 Receivables:
  Dividends and interest ....................................................................         382,738
                                                                                                 -------------
      Total assets ..........................................................................     119,118,939
                                                                                                 -------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................................          70,000
  Affiliates ................................................................................         151,741
 Other liabilities ..........................................................................         173,017
                                                                                                 -------------
Total liabilities ...........................................................................         394,758
                                                                                                 -------------
      Net assets, at value ..................................................................    $118,724,181
                                                                                                 -------------
Net assets consist of:
 Undistributed net investment income (loss) .................................................    $    (26,370)
 Net unrealized appreciation (depreciation) .................................................      41,092,900
 Accumulated net realized gain (loss) .......................................................       1,772,568
 Capital shares .............................................................................      75,885,083
                                                                                                 -------------
   Net assets, at value .....................................................................    $118,724,181
                                                                                                 =============
Net asset value per share ($118,724,181 / 5,369,355 shares outstanding) .....................          $22.11
                                                                                                 =============

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003


Investment income: a
 Dividends ..................................................................................    $  1,343,521
 Interest ...................................................................................         562,810
                                                                                                 -------------
      Total investment income ...............................................................       1,906,331
                                                                                                 -------------
Expenses:
 Management fees (Note 4) ...................................................................       1,385,384
 Administrative fees (Note 4) ...............................................................         281,126
 Transfer agent fees ........................................................................          98,580
 Custodian fees .............................................................................         267,765
 Reports to shareholders ....................................................................          37,404
 Registration and filing fees ...............................................................          23,750
 Professional fees ..........................................................................         142,593
 Directors' fees and expenses ...............................................................          28,585
 Other ......................................................................................           8,547
                                                                                                 -------------
      Total expenses ........................................................................       2,273,734
                                                                                                 -------------
           Net investment income (loss) .....................................................        (367,403)
                                                                                                 -------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ...............................................................................       2,443,159
  Foreign currency transactions .............................................................           1,759
                                                                                                 -------------
      Net realized gain (loss) ..............................................................       2,444,918
 Net unrealized appreciation (depreciation) on investments ..................................       1,211,324
                                                                                                 -------------
Net realized and unrealized gain (loss) .....................................................       3,656,242
                                                                                                 -------------
Net increase (decrease) in net assets resulting from operations .............................    $  3,288,839)
                                                                                                 =============


 aNet of foreign taxes of $183,492.

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2003 AND 2002


                                                                                   2003           2002
                                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............................................. $   (367,403)  $    252,815
  Net realized gain (loss) from investments and foreign currency transactions    2,444,918      2,960,507
  Net unrealized appreciation (depreciation) on investments .................    1,211,324     41,264,440
                                                                              ----------------------------
      Net increase (decrease) in net assets resulting from operations .......    3,288,839     44,477,762

 Distributions to shareholders from:
  Net investment income .....................................................           --       (498,264)
  Net realized gains ........................................................     (519,698)            --
 Capital share transactions (Note 3) ........................................       12,295       (140,211)
                                                                              ----------------------------
      Net increase (decrease) in net assets .................................    2,781,436     43,839,287
Net assets:
 Beginning of year ..........................................................  115,942,745     72,103,458
                                                                              ----------------------------
 End of year ................................................................ $118,724,181   $115,942,745
                                                                              ============================
Undistributed net investment income (loss) included in net assets:
 End of year ................................................................ $    (26,370)  $    (12,503)
                                                                              ============================

                       See notes to financial statements.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (the "Fund," formerly Templeton Russia Fund, Inc.) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of Russia or Eastern European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.


3. CAPITAL STOCK

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At March 31, 2003, there were 100 million shares authorized ($.01par value). Share repurchase transactions were as follows:

                                                YEAR ENDED MARCH 31,
                                             ---------------------------
                                             2003                  2002
------------------------------------------------------------------------
Shares repurchased                             --                 14,200
Amount repurchased                             --               $151,869
Weighted average discount of market price
to net assets value of shares repurchased      --                    18%

Through March 31, 2003 the Fund had repurchased a total of 50,000 shares.

During the years ended March 31, 2002 and 2003, 611 shares and 569 shares were issued from reinvested distributions for $11,658 and $12,295, respectively.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Notes to Financial Statements (CONTINUED)


4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services subject to a minimum monthly fee of $12,500.


5. INCOME TAXES

At March 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

         Cost of investments ........................  $77,986,951
                                                      ------------
         Unrealized appreciation ....................  $43,040,289
         Unrealized depreciation ....................   (2,291,039)
                                                       ------------
         Net unrealized appreciation (depreciation) .  $40,749,250
                                                       ============

         Undistributed ordinary income ..............  $   144,336
         Undistributed long term capital gains ......    1,950,466
                                                       ------------
         Distributable earnings .....................  $ 2,094,802
                                                       ============

At March 31, 2003, the Fund has deferred currency losses occurring subsequent to October 31, 2002 of $4,954. For tax purposes, such losses will be reflected in the year ending March 31, 2004.

The tax character of distributions paid during the years ended March 31, 2002 and 2003, were as follows:

      Distributions paid from                               2003        2002
                                                          --------------------
      Ordinary income ..................................  $519,698    $498,264

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond discounts and premiums, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2003 aggregated $12,298,406 and $8,360,759, respectively.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Notes to Financial Statements (CONTINUED)

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the "Sweep Money Fund"), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $82,696 of dividend income from investment in the Sweep Money Fund for the year ended March 31, 2003.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Russia and East European Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia and East European Fund, Inc. (the "Fund," formerly Templeton Russia Fund, Inc.) at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on that statement.



PricewaterhouseCoopers LLP
San Francisco, California
May 2, 2003

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates $1,950,466 as a capital gain dividend for the fiscal year ended March 31, 2003. At March 31, 2003, more than 50% of the Templeton Russia and East European Fund, Inc.'s assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in June 2003.



                                FOREIGN TAX PAID         FOREIGN SOURCE
               COUNTRY             PER SHARE            INCOME PER SHARE
             -----------------------------------------------------------
               Croatia ........... $0.0013                  $0.0032
               Hungary ...........  0.0019                   0.0012
               Russia ............  0.0310                   0.0410
                                   -------------------------------------
               TOTAL ............. $0.0342                  $0.0454
                                   =====================================



In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Annual Meeting of Shareholders, August 27, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 27, 2002 for the purpose of electing four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal:  The election of four (4) Directors:


                                              % OF          % OF                           % OF        % OF
                                           OUTSTANDING      VOTED                       OUTSTANDING    VOTED
TERM EXPIRING 2005:              FOR          SHARES        SHARES        WITHHELD         SHARES      SHARES
-------------------------------------------------------------------------------------------------------------
Harris J. Ashton              3,683,004       68.60%        99.13%         32,275          0.60%       0.87%
Nicholas F. Brady             3,683,035       68.60%        99.13%         32,244          0.60%       0.87%
S. Joseph Fortunato           3,686,023       68.66%        99.21%         29,256          0.54%       0.79%
Constantine D. Tseretopoulos  3,680,712       68.56%        99.07%         34,567          0.64%       0.93%

* HARMON E. BURNS, FRANK J. CROTHERS, MARTIN L. FLANAGAN, ANDREW H. HINES, JR., EDITH E. HOLIDAY, CHARLES B. JOHNSON,
BETTY P. KRAHMER, GORDON S. MACKLIN AND FRED R. MILLSAPS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE
TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.


TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Special Meeting of Shareholders, April 15, 2002

A Special Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on April 15, 2002. The purpose of the meeting was to request shareholder approval to (1) change the Fund's current "fundamental" investment policy so that the Fund will be required, under normal market conditions, to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries, and to change this investment policy from a "fundamental" investment policy to a "non-fundamental" investment policy; (2) amend the Fund's Articles of Incorporation to change the Fund's name to "Templeton Russia and East European Fund, Inc.;" and (3) amend the Fund's current fundamental investment restriction regarding investments in a particular industry. No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows:

1. To change the Fund's current "fundamental" investment policy so that the Fund will be required, under normal market conditions, to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries, and to change this investment policy from a "fundamental" investment policy to a "non-fundamental" investment policy:

                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED      SHARES       SHARES
-------------------------------------------------------------
For ...................  2,783,869        51.85%       91.86%
Against ...............    205,440         3.83%        6.78%
Abstain ...............     41,267         0.77%        1.36%
Broker Non-Votes ......          0         0.00%        0.00%
-------------------------------------------------------------
TOTAL .................  3,030,576        56.45%      100.00%

2. To amend the Fund's Articles of Incorporation to change the Fund's name to "Templeton Russia and East European Fund, Inc.":

                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED      SHARES       SHARES
-------------------------------------------------------------
For ...................  2,801,967        52.19%       92.46%
Against ...............    192,661         3.59%        6.36%
Abstain ...............     35,948         0.67%        1.18%
Broker Non-Votes ......          0         0.00%        0.00%
-------------------------------------------------------------
TOTAL .................  3,030,576        56.45%      100.00%

3. To amend the Fund's current fundamental investment restriction regarding investments in a particular industry:

                                           % OF         % OF
                                        OUTSTANDING     VOTED
                        SHARES VOTED      SHARES       SHARES
-------------------------------------------------------------
For ...................  2,790,051        51.97%       92.06%
Against ...............    195,377         3.64%        6.45%
Abstain ...............     45,148         0.84%        1.49%
Broker Non-Votes ......          0         0.00%        0.00%
-------------------------------------------------------------
TOTAL .................  3,030,576        56.45%      100.00%

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Russia and East European Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com




















SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in THE WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

BOARD MEMBERS AND OFFICERS




The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                              NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                 LENGTH OF          COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION       TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)             Director       Since 1994               135                Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                       company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)            Director       Since 1998               18                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo
Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)          Director       Since 1994               136                None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (80)         Director       Since 1994               28                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-Residence, Eckerd College (1991-2002); Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman
of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990)
and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------


                                                                       NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                 LENGTH OF          COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION       TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (51)             Director       Since 1996               86                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil and
Suite 2100                                                                                   gas); Hercules Incorporated
Fort Lauderdale, FL 33394-3091                                                               (chemicals, fibers and resins);
                                                                                             Beverly Enterprises, Inc.
                                                                                             (health care); H.J. Heinz Company
                                                                                             (processed foods and allied
                                                                                             products); RTI International Metals,
                                                                                             Inc. (manufacture and distribution
                                                                                             of titanium); and Canadian National
                                                                                             Railway (railroad).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)             Director       Since 1994               22                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)            Director       Since 1994               135                Director, White Mountains Insurance
500 East Broward Blvd.                                                                       Group, Ltd. (holding company);
Suite 2100                                                                                   Martek Biosciences Corporation;
Fort Lauderdale, FL 33394-3091                                                               MedImmune, Inc. (biotechnology);
                                                                                             Overstock.com (Internet services);
                                                                                             and Spacehab, Inc. (aerospace
                                                                                             services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)             Director       Since 1994               28                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                    Director       Since 1997               18                 None
TSERETOPOULOS (49)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                                   NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                 LENGTH OF          COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION       TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)          Director       Since 1994               22                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil
Suite 2100                                                                                   and gas); C2, Inc. (operating and
Fort Lauderdale, FL 33394-3091                                                               investment business); and H.J.
                                                                                             Heinz Company (processed foods and
                                                                                             allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging Markets
Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital
Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the
Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (58)            Director and   Director since           34                 None
One Franklin Parkway              Vice President 1994 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**MARTIN L. FLANAGAN (42)         Director and   Since 1994               5                  None
One Franklin Parkway              Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Chief Financial Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director,
Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services,
LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)         Director, Vice Director and             13                 None
One Franklin Parkway              President and  Vice President
San Mateo, CA 94403-1906          Chairman of    since 1994 and
                                  the Board      Chairman of
                                                 the Board since
                                                 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                       NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                 LENGTH OF          COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION       TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (39)           Vice President Since 2001          Not Applicable          None
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)             Senior Vice    Since 2002          Not Applicable          None
500 East Broward Blvd.            President and
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)                Vice President Since 2000          Not Applicable          None
One Franklin Parkway              and Assistant
San Mateo, CA 94403-1906          Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)             Vice President Vice President      Not Applicable          None
One Franklin Parkway              and Secretary  since 2000 and
San Mateo, CA 94403-1906                         Secretary since
                                                 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)       Vice President Since 1996          Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                       NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                 LENGTH OF          COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION       TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                  Vice President Since 1994          Not Applicable          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)            Vice President Since 2002          Not Applicable          Director, FTI Banque, Arch Chemicals,
600 Fifth Avenue                  - AML                                                      Inc. and Lingnan Foundation.
Rockefeller Center                Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (66)                  President and  President since     Not Applicable          None
Two Exchange Square               Chief Executive1994 and Chief
39th Floor, Suites 3905-08        Officer -      Executive
Hong Kong                         Investment     Officer -
                                  Management     Investment
                                                 Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in
Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin
Resources, Inc.; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (41)           Treasurer and  Treasurer since     Not Applicable          None
500 East Broward Blvd.            Chief          2000 and Chief
Suite 2100                        Financial      Financial
Fort Lauderdale, FL 33394-3091    Officer        Officer since
                                                 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 21 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                       NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                 LENGTH OF          COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION       TIME SERVED         BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)            Vice President Since 2000          Not Applicable          None
One Franklin Parkway              and Assistant
San Mateo, CA 94403-1906          Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources Inc. (Resources), which is the parent company of the Fund's adviser. Harmon E. Burns is considered an interested person of the Fund due to his position as officer and director of Resources. Martin L. Flanagan is considered an interested person of the Fund due to his position as an officer of Resources. Nicholas F. Brady is considered an interested person of the Fund due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC
(DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund


Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund


Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030



ANNUAL REPORT
TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.


AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
MellonInvestor Services LLC
85 Challenger Road
Ridgfield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF A2003 05/03

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